UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2020

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 Wireless Blvd. Hauppauge, NY 11788
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (631) 924-1135

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	CEMI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 30, 2020, we entered into an amendment, or the Amendment, to the letter agreement we entered into with Gail S. Page on June 15, 2020 with respect to her serving as Executive Chair. Pursuant to the Amendment, the term of Ms. Page's services as Executive Chair was terminated as of June 30, 2020.

Also on June 30, 2020, Ms. Page advised us of her decision to withdraw as a nominee for election as a director at the 2020 Annual Meeting of Stockholders. Ms. Page is expected to continue to serve as a member of the board of directors until her current term expires at the 2020 Annual Meeting.

Item 2.02	Results of Operation and Financial Condition.

On July 6, 2020, we issued a press release, which we refer to as the Release, announcing preliminary estimates of certain financial information for the quarter ended June 30, 2020. The full text of the Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, we held an investor conference call on July 7, 2020 to discuss, among other things, the information described in the Release and complementary matters. That discussion is included in the script for such call that is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02, in the Release furnished as Exhibit 99.1 to this report and the portion of the conference call script filed as Exhibit 99.2 to this report shall not be (a) deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of Section 11 or Section 12(a)(2) of the Securities Act of 1933 or (b) incorporated by reference into any filing with the Securities and Exchange Commission made by us whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 7.01	Regulation FD Disclosure.

On July 6, 2020, we issued press releases titled “Chembio Announces Plans to Seek EUA Approval from FDA for Revised DPP COVID-19 IgM/IgG System and New DPP COVID-19 Antigen System” and “Chembio Diagnostics Awarded BARDA Grant for Development of DPP COVID-19 Point-of-Care Antigen System.” Copies of those press releases are furnished as Exhibits 99.3 and 99.4, respectively, to this report.

We held an investor conference call on July 7, 2020. The script for such call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in this Item 7.01, in the script furnished as Exhibit 99.2 to this report, and in the press releases furnished as Exhibit 99.3 and Exhibit 99.4 to this report shall not be (a) deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section or Section 11 or 12(a)(2) of the Securities Act of 1933 or (b) incorporated by reference into any filing with the Securities and Exchange Commission made by us whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events

Credit Agreement Waiver

We have received from Perceptive Credit Holdings II, LP, or Perceptive, a waiver of the minimum total revenue covenant contained in our Credit Agreement and Guaranty dated as of September 3, 2019, with Perceptive and the Guarantors named therein.

Certain Proceedings

As of July 7, 2020, four purported class action lawsuits had been filed by alleged stockholders of ours in the United States District Court for the Eastern District of New York, including: (1) Sergey Chernysh v. Chembio Diagnostics, Inc., Richard L. Eberly, and Gail S. Page, 20-cv-2706, filed on June 18, 2020, or Chernysh; (2) James Gowen v. Chembio Diagnostics, Inc., Richard L. Eberly, and Gail S. Page, 2:20-cv-02758, filed on June 22, 2020, or Gowen; and (3) Anthony Bailey v. Chembio Diagnostics, Inc. Richard J. Eberly, Gail S. Page, and Neil A. Goldman, 2:20-cv-02961, filed on July 3, 2020, or Bailey.

The Chernysh, Gowen and Bailey complaints are brought by purported individual stockholders of ours on behalf of all persons and entities who purchased our publicly traded stock during the alleged “class period” and purport to state claims for violations of Section 10(b) and 20(a) of the Securities and Exchange Act of 1934 and Rule 10b-5 promulgated thereunder by the Securities and Exchange Commission. The Chernysh and Bailey complaints define the “class period” as April 1, 2020 through June 16, 2020, inclusive, whereas the Gowen complaint defines the “class period” as March 12, 2020, through June 16, 2020, inclusive. The plaintiffs in these actions generally purport to allege that the defendants named therein misrepresented and failed to disclose that our DPP COVID-19 IgM/IgG System did not provide high-quality results and there were material performance concerns with the DPP COVID-19 IgM/IgG System’s accuracy, including that it generates false results at a rate higher than expected and higher than reflected in its authorized labeling and was not effective in detecting antibodies against COVID‑19. The Chernysh, Gowen, and Bailey complaints seek an award of damages ostensibly sustained as a result of our alleged wrongdoing in an amount to be proven at trial as well as an award of reasonable attorneys’ fees and expenses, including expert fees and pre- and post-judgment interest.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release of Chembio Diagnostics, Inc., dated July 6, 2020, titled “Chembio Diagnostics Announces Preliminary Estimates of Second Quarter 2020 Revenues”

99.2	Script of conference call of Chembio Diagnostics, Inc. held on July 7, 2020

99.3
Press release of Chembio Diagnostics, Inc., dated July 6, 2020, titled “Chembio Announces Plans to Seek EUA Approval from FDA for Revised DPP COVID-19 IgM/IgG System and New DPP COVID-19 Antigen System”

99.4	Press release of Chembio Diagnostics, Inc., dated July 6, 2020, titled “Chembio Diagnostics Awarded BARDA Grant for Development of DPP COVID-19 Point-of-Care Antigen System”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Chembio Diagnostics, Inc.

Dated: July 7, 2020	By:	/s/ Richard Eberly
Chief Executive Officer and President